UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 22, 2010

Commission File Number: 000-53462

BUCKINGHAM EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA
(state or other jurisdiction of incorporation or organization)

Suite 418-831 Royal Gorge Blvd.
Cañon City, CO 81212, USA
(Address of principal executive offices)

(604) 737 0203
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01   Other Events.

On July 22, 2010, Buckingham Exploration Inc. (the “Company”) received approval from the Financial Industry Regulatory Authority (“FINRA”) clearing the reverse stock split previously approved by the Company’s stockholders and announced on July 13, 2010.  According to FINRA’s approval, the reverse stock split will take effect on Friday, July 23, 2010 (“Effective Date”).  On the Effective Date, the Company’s trading symbol will be changed from “BUKX” to “BUKXD” for approximately 20 business days after which it will revert to BUKX. Upon the effectiveness of the reverse stock split, there will be 112,817 shares of our common stock issued and outstanding. All records of the Company’s transfer agent, Island Stock Transfer (727-289-0010) will be updated to reflect the change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22 , 2010		BUCKINGHAM EXPLORATION INC.
(Registrant)

	By:	/s/ C. Robin Relph
C. Robin Relph,
President and Chief Executive Officer